EXHIBIT 99.1

ANNEX A
THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLM ECFC and VG Funding by employing several criteria, including requirements that each trust student loan as of the original cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was a consolidation loan guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was fully disbursed;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.
Unless otherwise specified, all information with respect to the trust student loans is presented as of August 31, 2021, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,094,428 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 7 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.
The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.
Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$923,931,913
Aggregate Outstanding Principal Balance – Treasury Bill	$46,329,101
Percentage of Aggregate Outstanding Principal Balance –Treasury Bill	5.01%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$813,388,772
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	88.04%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$64,214,040
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	6.95%
Number of Borrowers	28,954
Average Outstanding Principal Balance Per Borrower	$31,910
Number of Loans	52,980
Average Outstanding Principal Balance Per Loan – Treasury Bill	$38,037
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,161
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$44,842
Weighted Average Remaining Term to Scheduled Maturity	176 months
Weighted Average Annual Interest Rate	4.40%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.12% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
The category “Other” in the table above represents the Health Education Assistance Loan Program (which we refer to as “HEAL” and the loans originated under such program as “HEAL Loans”) portion of any consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the HEAL Program. These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education. The HEAL portion of any consolidation loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate that may apply to the principal of the HEAL Loan segment.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	11,147	$147,276,638	15.9%
3.01% to 3.50%	15,304	228,821,602	24.8
3.51% to 4.00%	9,730	152,359,248	16.5
4.01% to 4.50%	9,466	152,780,213	16.5
4.51% to 5.00%	2,080	46,154,520	5.0
5.01% to 5.50%	896	21,632,860	2.3
5.51% to 6.00%	615	15,634,107	1.7
6.01% to 6.50%	566	18,175,909	2.0
6.51% to 7.00%	865	25,343,818	2.7
7.01% to 7.50%	391	13,721,378	1.5
7.51% to 8.00%	727	28,610,559	3.1
8.01% to 8.50%	751	48,259,751	5.2
Equal to or greater than 8.51%	442	25,161,308	2.7

Total	52,980	$923,931,913	100.0%
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	5,953	$16,036,735	1.7%
$5,000.00-$ 9,999.99	4,788	34,651,885	3.8
$10,000.00-$14,999.99	3,253	40,389,462	4.4
$15,000.00-$19,999.99	2,575	44,625,178	4.8
$20,000.00-$24,999.99	1,972	44,183,520	4.8
$25,000.00-$29,999.99	1,580	43,338,058	4.7
$30,000.00-$34,999.99	1,169	37,865,118	4.1
$35,000.00-$39,999.99	1,007	37,693,591	4.1
$40,000.00-$44,999.99	871	36,963,118	4.0
$45,000.00-$49,999.99	717	34,000,813	3.7
$50,000.00-$54,999.99	613	32,079,049	3.5
$55,000.00-$59,999.99	479	27,577,060	3.0
$60,000.00-$64,999.99	467	29,176,077	3.2
$65,000.00-$69,999.99	339	22,872,266	2.5
$70,000.00-$74,999.99	297	21,552,944	2.3
$75,000.00-$79,999.99	280	21,703,675	2.3
$80,000.00-$84,999.99	233	19,181,786	2.1
$85,000.00-$89,999.99	192	16,799,215	1.8
$90,000.00-$94,999.99	193	17,849,869	1.9
$95,000.00-$99,999.99	201	19,632,017	2.1
$100,000.00 and above	1,775	325,760,478	35.3

Total	28,954	$923,931,913	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	51,271	$879,807,220	95.2%
31-60 days	600	15,830,036	1.7
61-90 days	404	10,401,453	1.1
91-120 days	222	5,711,628	0.6
121-150 days	91	2,851,017	0.3
151-180 days	63	1,031,101	0.1
181-210 days	87	1,825,576	0.2
Greater than 210 days	242	6,473,883	0.7

Total	52,980	$923,931,913	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	159	$35,793	*
4 to 12	674	520,951	0.1%
13 to 24	1,214	2,133,932	0.2
25 to 36	2,659	6,291,828	0.7
37 to 48	6,951	19,772,692	2.1
49 to 60	2,999	13,518,240	1.5
61 to 72	2,463	14,455,922	1.6
73 to 84	1,902	13,329,089	1.4
85 to 96	2,301	19,531,035	2.1
97 to 108	4,474	42,135,031	4.6
109 to 120	2,519	31,902,017	3.5
121 to 132	3,598	66,105,489	7.2
133 to 144	3,563	76,555,121	8.3
145 to 156	3,462	80,929,383	8.8
157 to 168	4,533	107,296,390	11.6
169 to 180	2,107	63,517,111	6.9
181 to 192	1,589	54,900,014	5.9
193 to 204	1,299	50,751,506	5.5
205 to 216	941	38,364,865	4.2
217 to 228	907	40,934,878	4.4
229 to 240	718	32,469,810	3.5
241 to 252	454	22,725,348	2.5
253 to 264	249	14,677,960	1.6
265 to 276	215	11,759,651	1.3
277 to 288	188	12,099,731	1.3
289 to 300	225	19,189,904	2.1
301 to 312	309	34,206,344	3.7
313 to 324	72	5,992,406	0.6
325 to 336	37	2,806,953	0.3
337 to 348	41	4,278,025	0.5
349 to 360	103	12,840,207	1.4
361 and above	55	7,904,286	0.9

Total	52,980	$923,931,913	100.0%
* Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,386	$25,184,941	2.7%
Forbearance*	3,183	89,499,650	9.7
Repayment
First year in repayment	463	21,608,017	2.3
Second year in repayment	450	18,367,137	2.0
Third year in repayment	489	17,361,055	1.9
More than 3 years in repayment	47,009	751,911,112	81.4

Total	52,980	$923,931,913	100.0%

* Of the trust student loans in forbearance status, approximately 425 loans with an aggregate outstanding principal balance of $12,504,485, representing 1% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 136.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	20.4	-	200.3
Forbearance	-	5.3	212.0
Repayment	-	-	169.7
We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $25,184,941 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $19,056,220 or approximately 75.7% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.
GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	459	$8,372,263	0.9%
Alaska	59	749,549	0.1
Arizona	1,113	21,514,357	2.3
Arkansas	308	5,726,885	0.6
California	5,703	113,052,609	12.2
Colorado	864	13,294,021	1.4
Connecticut	754	10,183,448	1.1
Delaware	157	3,449,964	0.4
District of Columbia	196	4,098,919	0.4
Florida	3,902	73,109,635	7.9
Georgia	1,555	35,346,606	3.8
Hawaii	237	3,710,368	0.4
Idaho	194	4,078,946	0.4
Illinois	2,111	35,552,014	3.8
Indiana	1,450	20,081,941	2.2
Iowa	216	3,661,502	0.4
Kansas	948	11,821,587	1.3
Kentucky	439	6,561,271	0.7
Louisiana	1,654	28,457,268	3.1
Maine	154	2,105,034	0.2
Maryland	1,320	26,834,160	2.9
Massachusetts	1,624	23,010,616	2.5
Michigan	1,040	19,422,230	2.1
Minnesota	589	10,646,039	1.2
Mississippi	421	7,864,064	0.9
Missouri	1,083	16,831,018	1.8
Montana	116	1,999,574	0.2
Nebraska	91	1,438,034	0.2
Nevada	361	5,391,772	0.6
New Hampshire	241	3,231,461	0.3
New Jersey	1,451	24,583,765	2.7
New Mexico	158	2,568,824	0.3
New York	3,638	60,905,567	6.6
North Carolina	1,135	21,130,961	2.3
North Dakota	41	934,698	0.1
Ohio	2,758	49,985,411	5.4
Oklahoma	979	15,160,354	1.6
Oregon	825	12,904,925	1.4
Pennsylvania	1,911	31,609,976	3.4
Rhode Island	133	1,839,055	0.2
South Carolina	562	12,558,279	1.4
South Dakota	57	676,835	0.1
Tennessee	1,063	20,731,302	2.2
Texas	4,397	72,926,773	7.9
Utah	174	3,525,314	0.4
Vermont	84	1,269,369	0.1
Virginia	1,486	23,919,781	2.6
Washington	1,485	21,906,209	2.4
West Virginia	242	3,123,441	0.3

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Wisconsin	488	8,179,236	0.9
Wyoming	58	918,110	0.1
Other	496	10,976,573	1.2

Total	52,980	$923,931,913	100.0%
We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	28,422	$399,101,767	43.2%
Other Repayment Options(1)	19,216	340,434,399	36.8
Income-driven Repayment(2)	5,342	184,395,747	20.0

Total	52,980	$923,931,913	100.0%
(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 260 loans with an aggregate outstanding principal balance of $11,032,313 currently in an interest-only period.  These interest-only loans represent approximately 1.2% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	25,504	$351,914,515	38.1%
Unsubsidized	27,476	572,017,398	61.9

Total	52,980	$923,931,913	100.0%
The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	143	$6,694,866	0.7%
October 1, 1993 through June 30, 2006	52,837	917,237,047	99.3
July 1, 2006 and later	0	0	0.0

Total	52,980	$923,931,913	100.0%
Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,165	$27,889,822	3.0%
College Assist	15	468,507	0.1
Educational Credit Management Corporation	2,023	30,658,157	3.3
Florida Off Of Student Fin’l Assistance	1,421	16,486,347	1.8
Great Lakes Higher Education Corporation	25,732	538,449,964	58.3
Illinois Student Assistance Comm	1,726	22,901,526	2.5
Kentucky Higher Educ. Asst. Auth.	1,265	16,612,963	1.8
Louisiana Office Of Student Financial Asst	826	10,678,420	1.2
Michigan Guaranty Agency	553	7,065,797	0.8
New York State Higher Ed Services Corp	6,477	100,839,694	10.9
Oklahoma Guaranteed Stud Loan Prog	905	13,176,229	1.4
Pennsylvania Higher Education Assistance Agency	4,694	59,504,335	6.4
Texas Guaranteed Student Loan Corp	5,176	79,200,250	8.6
United Student Aid Funds, Inc	2	-99	*

Total	52,980	$923,931,913	100.0%
* Represents a percentage greater than 0% but less than 0.05%.